UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): May 11, 2022

TPCO Holding Corp.

(Exact name of registrant as specified in its charter)

British Columbia, Canada	0-56348	98-1566338
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1550 Leigh Avenue, San Jose, California	95125
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (669) 279-5390

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 2.02	Results of Operations and Financial Condition.

On May 16, 2022, TPCO Holding Corp. (the “Company”) issued a press release announcing its financial results for its fiscal quarter ended March 31, 2022. A copy of the press release is attached as Exhibit 99.1 to this Form 8-K.

The information provided under this Item (including Exhibit 99.1) is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On May 11, 2022, Troy Datcher, the Chief Executive Officer of TPCO Holding Corp. (the “Company”), was appointed to the Company’s board of directors (the “Board”) to fill the vacancy created by the resignation of Desiree Perez. Mr. Datcher was also named the Chair of the Board, replacing the former Chairman Michael Auerbach. Pursuant to the Company’s Articles, Mr. Datcher will cease to hold office as a director immediately before the election of directors at the Company’s upcoming Annual General and Special Meeting of Shareholders to be held on Wednesday, June 22, 2022 (the “Annual Meeting”). However, Mr. Datcher has been nominated for election at the Annual Meeting and, if elected, will continue as a director and Chair of the Board.

Mr. Datcher was not appointed pursuant to any arrangement or understanding between him and any other persons pursuant to which he was selected as a director.

Mr. Datcher will not serve on any committees of the Board.

There are no relationships between the Company and Mr. Datcher that requires disclosure pursuant to Item 404(a) of Regulation S-K.

Mr. Datcher will not be separately compensated for his service as a director and will continue to receive compensation as the Company’s Chief Executive Officer.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description

99.1	Press Release dated May 16, 2022

104	Cover page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 16, 2022

TPCO HOLDING CORP.

By:	/s/ Mike Batesole
Name:	Mike Batesole
Title:	Chief Financial Officer